Trade and Other Payables - Schedule of Trade and Other Payables (Details) - USD ($) $ in Thousands		Jun. 30, 2026	Dec. 31, 2025
Schedule of Trade and Other Payables [Abstract]
Trade payables	[1]	$ 20,210	$ 17,757
Employee payables		6,695	8,939
Other taxes and security payments	[2]	6,333	5,748
VAT payable		2,075	2,114
Accruals		2,030	3,323
Trade and other payables		$ 37,343	$ 37,881

[1]	As of June 30, 2026, the Company owed BDO South Africa Incorporated US$77,500 related to the 2025 audit performed. This amount was settled in full after the period end.
[2]	During 2025, the Group offset VAT receivables of approximately US$2.0 million against other tax liabilities. During the six months ended June 30, 2026, the Group offset a further US$0.6 million.